EXECUTION


                                STOCKHOLDERS AGREEMENT


                    STOCKHOLDERS AGREEMENT dated as of August 18, 1997 between ADVANCED NMR SYSTEMS, INC., a Delaware corporation (the "Company"), and GENERAL ELECTRIC COMPANY, a New York corporation (the "Purchaser").

                    Terms not otherwise defined herein have the meanings stated in the Purchase Agreement (as defined below).

                                       RECITALS

                    A. The parties have entered into the Purchase Agreement dated as of August 18, 1997 (the "Purchase Agreement"), pursuant to which, among other things, on the date hereof the Purchaser is purchasing the Preferred Shares and may, upon the conversion of the Preferred Shares, hereafter acquire the Preferred Conversion Shares. The Preferred Shares and the Preferred Conversion Shares are collectively referred to as the "Purchaser Shares".

                    B. The Company and the Purchaser desire to enter into this Agreement to provide for certain restrictions on the ownership, voting and disposition of the Purchaser Shares by the Purchaser and certain other matters.

                    C. Pursuant to the Purchase Agreement, on the date hereof the Company and the Purchaser are entering into a Registration Rights Agreements pursuant to which the Company is granting to the Purchaser and certain other persons certain rights with respect to the registration under the Securities Act of the disposition of the Preferred Conversion Shares.


                                      AGREEMENT

                    The parties agree as follows:


                                      ARTICLE I

                                     RESTRICTIONS


                    SECTION 1.1    VOTING RESTRICTIONS.
                                   -------------------

                         (a) In connection with each matter on or in respect of which the holders of shares of the Common Stock and/or the Preferred Stock, par value $.01 per share, of the Company, or any series thereof, are required or permitted to vote or consent or dissent in writing the Purchaser and its Affiliates shall vote, or consent or dissent in writing with respect to, and cause each of its Affiliates, to vote or consent or dissent in writing with respect to, all Purchaser Shares in respect of the matters subject to such vote or consent or dissent in writing, at the election of the Board of Directors of the Company, either (1) as directed by the affirmative vote or written consent of not less than a majority of a quorum of the Board of Directors of the Company (the "Board"), or of a duly designated constituted, and empowered committee of the Board, which majority, in any case, must include a majority of the Independent Directors, or (2) in the same proportion that all other Equity Securities of the Company entitled to vote thereon (other than Equity Securities of the Company owned by the Purchaser or any of its Affiliates) are voted or in the same proportion as written consent is provided by the holders thereof with respect to such Equity Securities with respect to such matter; it being understood that the Purchaser and its Affiliates shall have no obligation under this Section 1.1(a) with respect to matters subject to vote or consent of holders of Series B Convertible Redeemable Preferred Stock, par value $.01 per share, of the Company prior to any conversion thereof.

                         (b) Notwithstanding anything contained in this Agreement, the Purchaser and its Affiliates shall not be restricted in any manner whatsoever from voting, or consenting with respect to, Equity Securities of the Company owned by any of them that are not Purchaser Shares with respect to the matter subject to such vote or consent.

                    SECTION 1.2    TRANSFER RESTRICTIONS.
                                   ---------------------

                    (a) Except in connection with an Offer (as defined in Section 5 of the Company's Certificate of Designations set forth as Exhibit A to the Purchase Agreement ("Certificate")) with respect to a Change of Control (as defined in the Certificate) made by or to the Company, or a Change of Control shall have occurred or been agreed to by the Company, the Purchaser shall not, and shall not cause or permit its Affiliates to, transfer the record or beneficial ownership of any or all of the Purchaser Shares to any person for a period of one year following the date of this Agreement except in one or more of the following transactions:

                         (i) each transfer pursuant to a public offering of shares of Common Stock pursuant to a registration statement effective under the Securities Act; and

                         (ii) each transfer to any person or Group that represents in writing to the Purchaser that, after giving effect to such transfer and to each Related Transaction, it will beneficially own less than 5% of the sum of the total number of shares of Common Stock that are then issued and outstanding plus the total number of shares of Common Stock that are then subject to acquisition upon the conversion, exercise or exchange of Equity Securities of the Company (whether or not the conversion, exercise or exchange thereof is subject to any condition or restriction); and

                         (iii) each transfer to any person or Group that (1) represents in writing to the Purchaser that, after giving effect to such transfer and to each Related Transaction, it will beneficially own more than 5% and less than 10% of the sum of the total number of shares of Common Stock that are then issued and outstanding plus the total number of shares of Common Stock that are then subject to acquisition upon the conversion, exercise or exchange of Equity Securities of the Company (whether or not the conversion, exercise or exchange thereof is subject to any condition or restriction) and (2) assumes by written instrument satisfactory to each of the Company and the Purchaser the obligations and restrictions contained in this Section 1.2 to which such Purchaser Shares were subject immediately prior to such transfer; and

                         (iv) each  transfer  approved  by  the   Board  of
          Directors of the Company, which approval shall not be unreasonably withheld, to any person or Group that represents in writing to Purchaser that, after giving effect to such transfer and to each Related Transaction, it will beneficially own more than 9.9% and less than 15% of the sum of the total number of shares of Common Stock that are then issued and outstanding plus the total number of shares of Common Stock that are then subject to acquisition upon the conversion, exercise or exchange of Equity Securities of the Company (whether or not the conversion, exercise or exchange thereof is subject to any condition or restriction); and

                         (v)  each   transfer  approved  by  the  Board  of
          Directors of the Company; and

                         (vi) each transfer in a Business Combination Transaction approved by the Board of Directors of the Company or by the majority of Common Stock voted with respect to the transaction (in which the Purchaser Shares are voted in accordance with the restrictions contained in Section 1.1, if applicable); and

                         (vii) each transfer pursuant to a tender or exchange offer for outstanding shares of Common Stock by any person other than Purchaser, any of its Affiliates or any Group including the Purchaser or any of its Affiliates (1) which the Board of Directors of the Company does not oppose, or (2) which the Board of Directors of the Company opposes if after completion of such tender or exchange offer securities not tendered or exchanged may be treated less favorably than securities tendered, provided that no tender, indication or arrangement to tender
          --------
          shares of Common Stock may be made in the case of the preceding clause (2) until forty-eight hours prior to the expiration of any time after which securities tendered may be treated less favorably than securities tendered prior thereto; and

                         (viii) each bona fide pledge of or the granting of a security interest or any other lien in the Purchaser Shares to secure a bona fide loan, guarantee or other financial support, each foreclosure of such pledge or security interest or any other lien that may be placed involuntarily upon any Purchaser Shares, and each subsequent sale or other disposition of such Purchaser Shares by the lender (or other secured party or lien creditor) or its agent, provided that, with respect to each such bona fide loan,
                     --------
          guarantee or other financial support, (x) such lender is not a member of a Group with respect to Common Stock which Group includes the Purchaser or Affiliates of the Purchaser and (y) the Purchaser shall retain the right to vote, or consent with respect to, the Purchaser Shares in accordance with Section 1.1(a) so long as no default shall have occurred and be continuing under such bona fide loan, guarantee or other financial support; and

                         (ix) each transfer of Purchaser Shares to any Affiliate of the Purchaser, including GE Capital Corporation, GE Investment Management, Employers Reinsurance Corporation or any other financial services affiliate of the Purchaser or a bona fide pledge of or the granting of a security interest or any other Lien in such Purchaser Shares to an Affiliate of the Purchaser, provided in each case that such Affiliate or GE Capital
                     --------
          Corporation, GE Investment Management or Employers Reinsurance Corporation or GEIC or other financial services affiliate shall expressly assume by written instrument satisfactory to the Company and the Purchaser all of the obligations and restrictions contained in this Stockholder Agreement to which such Purchaser Shares were subject immediately before such transfer; and

                         (x) each transfer of Purchaser Shares to a charitable organization (as defined in the Investment Company Act of 1940), provided in each case that such charitable organization
                    --------
          shall expressly assume by written instrument reasonably satisfactory to Company and Purchaser all of the obligations and restrictions contained in this Stockholder Agreement to which such Purchaser Shares were subject immediately before such transfer; and

                         (xi) a   transfer   upon   the    liquidation   or
          dissolution of the Company or a transfer that is effected by operation of law; and

                         (xii)     a   transfer   pursuant  to   and     in
          compliance with Rule 144 of the Securities Act.

                    (b) Following the first anniversary of the date of this Agreement, except in connection with an Offer with respect to a Change of Control made to or by the Company, the Purchaser shall not, and shall not cause or permit its Affiliates to transfer the beneficial or record ownership of any or all of the Purchaser Shares to any person except in a transaction described in Section 1.2 (a) or upon complying with the following;

                    (i) The Purchaser or its Affiliate shall deliver to the Company written notice (the "Offer Notice") of its desire to sell or transfer the beneficial or record ownership of some or all of the Purchaser Shares. The Offer Notice shall specify the number of Purchaser Shares the Purchaser desires to sell or transfer (the "Offered Shares");

                    (ii) The Company shall have the right (the "Right of First Offer") to offer, or to designate a party of its choice to offer, in writing to purchase not less than all of the Offered Shares for a consideration per share in cash determined by the Company (a "Transaction Offer"), which written Transaction Offer shall be delivered to Purchaser or its Affiliate within ninety
          (90) days of receipt of the Offer Notice ("Right of First Offer Period"), shall include the consideration per Purchaser Share to be paid for the Offered Shares, and all other material terms and conditions of the Transaction Offer;

                    (iii) In the event the Purchaser accepts the Transaction Offer, the closing of any such purchase of Offered Shares by the Company or its designee shall take place no later than ten (10) days after the expiration of the Right of First Offer Period or twenty (20) days after acceptance (whichever is earlier), at the place and on the date specified by the Purchaser; and

                    (iv) The Purchaser shall have the right to reject the Transaction Offer and sell or transfer, within ninety (90) days of expiration of the Right of First Offer Period, the Offered Shares to a third party or parties (a "Third Party Purchaser") at a price no less than and on other terms no more beneficial in all material respects to such Third Party Purchaser than those contained in the Transaction Offer. If such a sale or transfer to a Third Party Purchaser is not so consummated within ninety
          (90) days of the expiration of the Right of First Offer Period, any sale or transfer of Purchaser Shares shall be deemed to be in violation of the provisions of this Agreement unless the Company is once again afforded the Right of First Offer provided for herein or such Purchaser Shares are sold or transferred in a transaction described in Section 1.2(a).

                    SECTION 1.3    PURCHASE RESTRICTIONS.
                                   ---------------------

                         (a) The Purchaser shall not, and shall not cause or permit its Affiliates or any Group including the Purchaser or any of its Affiliates to, acquire shares of Common Stock other than the Preferred Conversion Shares, which when combined with shares of Common Stock then owned beneficially or of record by the Purchaser and its Affiliates or any such Group, after giving effect to the acquisition and each Related Transaction, would result in the Purchaser, its Affiliates, or any such Group beneficially owning 15% or more of the shares of Common Stock then issued and outstanding, except that such restriction shall not be applicable to each of the following acquisitions:

                    (1) each acquisition following a Business Combination Transaction that (A) shall have been approved by the Board of Directors of the Company, including a majority of Independent Directors, or by two-thirds of the shares of Common Stock voted with respect to the transaction (in which the Purchaser Shares are voted in accordance with the restrictions contained in Section 1.1, if applicable) and
               (B) would, if completed on the terms so approved, result in the beneficial ownership by any person or Group (other than and not including the Purchaser or an Affiliate of, or any person acting in concert with the Purchaser) of 30% or more of the shares of Common Stock then issued and outstanding or, if all or any part of the shares of Common Stock shall be changed into or exchanged for shares of any class of capital stock or ownership interests of any other person (which class has the right to vote generally for the election of directors), 30% or more of the shares of such class of capital stock or such ownership interests; and

                    (2) each acquisition following the commencement of a tender or exchange offer made by any person or Group (other than and not including the Purchaser or an Affiliate of, or any person acting in concert with, the Purchaser) to acquire beneficial ownership of 50% or more of the shares of Common Stock then issued and outstanding; and

                    (3) each acquisition after any person or Group (other than and not including the Purchaser or an Affiliate of the Purchaser) shall beneficially own 30% or more of the shares of Common Stock then issued and outstanding;

                    (4)  each   acquisition  approved   by  the   Board  of
               Directors of the Company;

                    (5) any acquisition pursuant to the Certificate of Designations pertaining to the Preferred Shares, or any exercise of rights or receipt of a distribution as a holder of Purchaser Shares, and

                    (6) any acquisition by any financial services affiliate of the Purchaser in the ordinary course of its business, including GE Capital Corporation, GE Investment Management, Employers Reinsurance Corporation and their subsidiaries.

                         (b) The Purchaser and its Affiliates shall have no obligation under this Agreement or otherwise to transfer shares of Common Stock, which, when such shares were acquired, after giving effect to such transaction and any Related Transaction, did not, when combined with other shares of Common Stock then owned by the Purchaser and its Affiliates and any
          Group including the Purchaser or any of its Affiliates, constitute 15% or more of the shares of Common Stock then issued and outstanding. Without limiting the generality of the foregoing, the Purchaser and its Affiliates shall not be required to transfer any shares of Common Stock if the aggregate percentage ownership of the Purchaser and its Affiliates is increased as a result of any action taken by the Company or its Affiliates including, without limitation, by reverse stock split, reclassification, recapitalization, reorganization, combination, redemption, repurchase or cancellation of shares or Business Combination Transaction.

                    SECTION 1.4    OTHER RESTRICTIONS.  The Purchaser shall
                                   ------------------
          not, and shall not cause or permit its Affiliates to, enter into any transaction (including, without limitation, the purchase, sale or exchange of property or the rendering of any service) with the Company or any of its Subsidiaries that shall not have been approved by the Board of Directors of the Company, except in the ordinary course of business.

                    SECTION 1.5    TERMINATION.  The provisions of this
                                   -----------
          Article I  shall terminate on  the date  that is  the earlier  of
          (a) the date that is the tenth anniversary of the date hereof and
          (b) such time that the Purchaser, any Affiliate of the Purchaser or any Group in which it is a member beneficially owns, and continues to beneficially own, less than 5% of the shares of Common Stock then issued and outstanding plus the sum of the shares of Common Stock that are then subject to acquisition upon conversion, exercise or exchange of Equity Securities of the Company, it being understood that if the Purchaser at any time thereafter, and before such tenth anniversary, beneficially owns 5% or more of the shares of Common Stock then issued and outstanding plus the sum of the shares of Common Stock that are subject to acquisition upon conversion, exercise or exchange of Equity Securities of the Company, the provisions of Article I shall be effective and in full force again as if no termination had occurred.

                    SECTION 1.6    LEGENDS.
                                   -------

                         (a)  Except  as provided  to the contrary  in this
          Section 1.6, each certificate for Purchaser Shares, and any certificate issued in exchange therefor or upon conversion, exchange or transfer thereof, shall bear a legend to the following effect:

                         "The   shares    represented   by   this
                    certificate are subject to the restrictions contained in the Stockholders Agreement dated as of August 18, 1997, a copy of which is on file at the office of the Secretary of the Company."

                         (b) At the written request and expense of the Purchaser, the legend stated in Section 1.6(a) shall be removed from certificates for Purchaser Shares by delivery of one or more substitute certificates without such legend upon the earlier of
          (1) the transfer of the related securities in one or more of the transactions specified in clauses (a)(i), (a)(ii), (a)(iv),
          (a)(v), (a)(vi), (a)(vii), (a)(xi) or (a)(xii) of Section 1.2, and (2) the termination of the provisions of Article I pursuant to Section 1.5(a);

                    SECTION 1.7    DEFINITIONS.   The following terms have
                                   -----------
          the following meanings:

                    "AFFILIATE" of a person means any other persons that directly or indirectly controls, is controlled by or is under common control with, the person or any of its Subsidiaries. The term "control" means the possession, directly or indirectly, of the power to direct or cause the direction of the management and policies of a person, whether through the ownership of voting securities, by contract or otherwise.

                    "BENEFICIAL OWNERSHIP" has the meaning assigned to the term "beneficial ownership" in Section 13(d) of the Exchange Act. The term "beneficially own" used as verb has a correlative meaning. For the purpose of determining the beneficial ownership by any person of shares of capital stock of an issuer, such person shall be deemed to beneficially own that number of shares subject to acquisition upon the conversion, exercise or exchange by such person and its Affiliates of Equity Securities of such issuer, whether or not the conversion, exercise or exchange thereof is then subject to any condition (including, without limitation, the passage of time or the occurrence of any event) or restriction.

                    "BUSINESS COMBINATION TRANSACTION" means a merger, consolidation or similar transaction.

                    "EQUITY SECURITIES" of a person means the capital stock of the person and all other securities convertible into or exchangeable or exercisable for any shares of its capital stock, all rights to subscribe for or to purchase, all options for the purchase of, and all calls, commitments or claims of any character relating to, any shares of its capital stock and any securities convertible into or exchangeable or exercisable for any of the foregoing.

                    "EXCHANGE  ACT"  means the  Securities Exchange  Act of
          1934,  as   amended,  and  the  related   rules  and  regulations
          thereunder.

                    "GROUP" has the meaning given such term in Section 13(d)(3) of the Exchange Act.

                    "INDEPENDENT DIRECTORS" means, as of any date of determination, directors of the Company who are not then and have not been at any time during the preceding three years a director, officer or employee of a beneficial owner of 5% or more of the shares of Common Stock then issued and outstanding or any Affiliate of such beneficial owner.

                    "RELATED TRANSACTION" means, with respect to any acquisition or disposition, or deemed acquisition or disposition, of any securities, a transaction that (1) has been disclosed in a document filed with the Securities and Exchange Commission with respect to the Company (that is then available for inspection at the offices of the Securities and Exchange Commission) or has been otherwise publicly announced and (2) by its terms is effective upon, or immediately before or after giving effect to, the occurrence of such acquisition or disposition or deemed acquisition or disposition.

                    "SECURITIES ACT" means the Securities Act of 1933, as amended, and the related rules and regulations thereunder.

                    "SUBSIDIARY" of a person means (1) any person of which securities or other ownership interests having ordinary voting power to elect a majority of the board of directors or other persons performing similar functions are at the time directly or indirectly owned by the person or (2) a partnership in which the person or a Subsidiary of the person is, at the date of determination, a general or limited partner, but only if the person or its Subsidiary is entitled to receive more than fifty percent of the assets of such partnership upon its dissolution.

                    "TRANSFER" means a sale, an assignment, a lease, a license, a grant, a transfer or other disposition of an asset or any interest of any nature in an asset. The term "transfer" used as a verb has a correlative meaning.


                                      ARTICLE II

                                    MISCELLANEOUS


                    SECTION 2.1    NOTICES.  All notices, requests and
                                   -------
          other communications to any party or under this Agreement shall be in writing. Communications may be made by telecopy or similar writing. Each communication shall be given to such party at its address stated on the signature pages of this Agreement or at any other address as such party may from time to time specify in writing to all other parties. Each communication shall be effective (1) if given by telecopy, when the telecopy is transmitted to the proper address and the receipt of the transmission is confirmed, (2) if given by mail, 72 hours after the communication is deposited in the mails properly addressed with first class postage prepaid or (3) if given by any other means, when delivered to the proper address and a written acknowledgement of delivery is received.

                    SECTION 2.2    NO WAIVERS; REMEDIES; SPECIFIC
                                   ------------------------------
          PERFORMANCE.
          -----------
                         (a)  No  failure   or  delay   by  any  party   in
          exercising any right, power or privilege under this Agreement shall operate as a waiver of such right, power or privilege. A single or partial exercise of any right, power or privilege shall not preclude any other or further exercise of such right, power or privilege or the exercise of any other right, power or privilege. The rights and remedies provided in this Agreement shall be cumulative and not exclusive of any rights or remedies available at law or in equity.

                         (b) In view of the uniqueness of the agreements contained in this Agreement and the transactions contemplated hereby and the fact that each party would not have an adequate remedy at law for money damages in the event that any obligations under this Agreement is not performed in accordance with its terms, each party therefore agrees that the other parties to this Agreement shall be entitled to specific enforcement of the terms of this Agreement in addition to any other remedy to which any of them may be entitled, at law or in equity.

                    SECTION 2.3    AMENDMENTS, ETC.  No amendment,
                                   ---------------
          modification,  termination, or  waiver of  any provision  of this
          Agreement, and no consent to any departure by a party from any provision of this Agreement, shall be effective unless it shall be in writing and signed and delivered by the other parties to this Agreement, and then it shall be effective only in the specific instance and for the specific purpose for which it is given.

                    SECTION 2.4    SUCCESSORS AND ASSIGNS.
                                   ----------------------

                         (a) Except as expressly contemplated by this Agreement, no party may assign its rights or delegate its obligations under this Agreement without the prior written consent of the other parties; provided, that the Purchaser may
                                        --------
          assign its rights and delegate its responsibilities under this Agreement pursuant to Sections 1.2(a)(iii), 1.2(a)(ix) or 1.2(a)(x), as the case may be, without the consent of the Company. Any assignment or delegation in contravention of this
          Section 2.4 shall be void ab initio and shall not relieve the
                                    -- ------
          delegating party of any of its obligations under this Agreement.

                         (b) The provisions of this Agreement shall be binding upon and inure to the benefit of the parties to this Agreement and their respective permitted successors and assigns.

                         (c) Notwithstanding anything herein to the contrary, each transferee of Purchaser Shares transferred in one or more of the transactions specified in clauses (a)(i), (a)(ii),
          (a)(iv) through (a)(viii) and (a)(xi) through (a)(xii), inclusive, of Section 1.2 shall acquire such Purchaser Shares free and clear of any restrictions or obligations contained in this Agreement.

                    SECTION 2.5    GOVERNING LAW.  This Agreement shall be
                                   -------------
          governed by and construed in accordance with the internal laws of the State of Delaware.

                    SECTION 2.6    COUNTERPARTS; EFFECTIVENESS.  This
                                   ---------------------------
          Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if all signatures were on the same instrument.

                    SECTION 2.7    SEVERABILITY OF PROVISIONS.  Any
                                   --------------------------
          provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to that jurisdiction, be ineffective to the extent of the prohibition or unenforceability without invalidating the remaining provisions of this Agreement or affecting the validity or enforceability of the provision in any other jurisdiction.

                    SECTION 2.8    HEADINGS AND REFERENCES.  Article and
                                   -----------------------
          section headings in this Agreement are included for the convenience of reference only and do not constitute a part of this Agreement for any other purpose. References to parties and articles and sections in this Agreement are references to the parties to or the articles and sections of this Agreement, as the case may be, unless the context shall require otherwise.

                    SECTION 2.9    ENTIRE AGREEMENT.  Except as otherwise
                                   ----------------
          specifically provided in the Purchase Agreement, this Agreement embodies the entire agreement and understanding of the parties and supersedes all prior agreements or understandings and all contemporaneous agreements or understandings, with respect to the subject matters of this Agreement.

                    SECTION 2.10   SURVIVAL.  Except as otherwise
                                   --------
          specifically provided in this Agreement, each representation, warranty or covenant of each party contained in this Agreement shall remain in full force and effect, notwithstanding any investigation or notice to the contrary or any waiver by any other party of a related condition precedent to the performance by such other party of an obligation under this Agreement.

                    SECTION 2.11   DISPUTE RESOLUTION. (a)  General
                                   ------------------
          Provisions. (i) Any dispute, controversy or claim arising out of or relating to this Agreement or any related agreement or the validity, interpretation, breach or termination thereof (a "Dispute"), including claims seeking redress or asserting rights under applicable law, shall be resolved in accordance with the procedures set forth herein. Until completion of such procedures, no party may take any action not contemplated herein to force a resolution of the Dispute by any judicial, arbitral or similar process, except to the limited extent necessary to (1) avoid expiration of a claim that might eventually be permitted hereby or (2) obtain interim relief, including injunctive relief, to preserve the status quo or prevent irreparable harm.

                    (ii) All  communications between  the parties  or their
               representatives in connection with the attempted resolution of any Dispute shall be deemed to have been delivered in furtherance of a Dispute settlement and shall be exempt from discovery and production, and shall not be admissible in evidence (whether as an admission or otherwise), in any arbitral or other proceeding for the resolution of the Dispute.

                    (iii) In connection with any Dispute, the parties expressly waive and forego any right to trial by jury.

               (b)  Consideration by Senior Executives.  If a Dispute
                    ----------------------------------
          cannot be resolved at an operational level, either party may, by notice to the other, request referral to the President and CEO of the General Electric Medical Services Division and the Chairman of the Company (or comparable officers of any permitted successor or assignee) for their consideration. Such request shall be accompanied by a written statement of the Dispute and of each party's position. Within 30 days after the request, the other party will either concur in such statement or prepare its own, and such statement(s) will be delivered to the officers named above. Such officers will meet in person or by telephone within 30 days thereafter to seek a resolution. If no resolution is reached by the expiration of 60 days from the referral request, then either party may submit the Dispute to resolution as further provided herein by notice to the other party.

               (c)  Mediation.  After completion of any prior procedures
                    ---------
          required hereby, either party may submit the Dispute for resolution by mediation pursuant to the Center for Public Resources Model Procedure for Mediation of Business Disputes as then in effect. Mediation will continue for at least 60 days unless the mediator chooses to withdraw sooner. At the request of either party at commencement of the mediation, the mediator will be asked to provide an evaluation of the Dispute and the parties' relative positions.

               (d)  Arbitration.  (i)  After completion of any prior
                    -----------
          procedures required hereby, either party may submit the Dispute for resolution by arbitration pursuant to the Rules of the Center for Public Resources ("CPR") for Non-Administered Arbitration of Business Disputes as in effect at the time of the arbitration. The parties consent to a single, consolidated arbitration for all Disputes for which arbitration is permitted.

                         (ii) The neutral organization for purposes of the CPR rules will be the CPR. The arbitral tribunal shall be composed of one arbitrator selected by agreement of the parties or, in the absence of such agreement within 60 days after either party first proposes an arbitrator, by the CPR. The arbitration shall be conducted in the City of New York. Each party shall be permitted to present its case, witnesses and evidence, if any, in the presence of the other party. A written transcript of the proceedings shall be made and furnished to the parties. The arbitrators shall determine the Dispute in accordance with the law of the State of Delaware, without giving effect to any conflict of law rules or other rules that might render such law inapplicable or unavailable, and shall apply this Agreement according to its terms.

                         (iii) The parties agree to be bound by any award or order resulting from any arbitration conducted hereunder and further agree that:

               (1) any monetary award shall include pre-award interest, to the extent appropriate, and shall be made and payable in U.S. dollars through a bank selected by the recipient of such award, free of any withholding tax or other deduction, together with interest thereon at the prime rate in effect at such bank on the date of the award, from the date the award is granted to the date it is paid in full.

               (2) in the context of an attempt by either party to enforce an arbitral award or order, any defenses relating to the parties' capacity or the validity of this Agreement or the Transaction Documents under any law are hereby waived; and

               (3) judgement on any award or order resulting from an arbitration conducted under this Section may be entered and enforced in any court, in any country, having jurisdiction thereof or having jurisdiction over any of the parties or any of their assets.

                         (iv) Except as expressly permitted by this Agreement, no party will commence or voluntarily participate in any court action or proceeding concerning a Dispute, except (A) for enforcement as contemplated by paragraph
               (iii)(3) above, (B) to restrict or vacate an arbitral decision based on the grounds specified under applicable law and not waived in paragraph (iii)(2) above, or (C) for interim relief as provided in paragraph (v) below. For purposes of the foregoing or enforcement of any undisputed obligation, the parties hereto submit to the non-exclusive jurisdiction of the courts of the State of New York.

                         (v)    In  addition  to  the  authority  otherwise
               conferred on the arbitral tribunal, the tribunal shall have the authority to make such orders for interim relief, including injunctive relief, as it may deem just and equitable. If the tribunal shall not have been appointed, either party may seek interim relief from a court having jurisdiction if the award to which the applicant may be entitled may be rendered ineffectual without such interim relief. Upon appointment of the tribunal following any grant of interim relief by a court, the tribunal may affirm or disaffirm such relief, and the parties will seek modification or rescission of the court action as necessary to accord with the tribunal's decision.

                         (vi) The prevailing party in any arbitration conducted under this Section shall be entitled to recover from the other party (as part of the arbitral award or order) its reasonable attorneys' fees and other costs of arbitration.

                      SECTION 2.12 AFFILIATE.  Nothing contained in this
                                   ---------
          Agreement  shall cause the Purchaser or any  other party to be or
          be   deemed  an  "affiliate"  of  any  of  the  Company  and  its
          Subsidiaries within the Securities Act or the Exchange Act.

                             ____________________________

                              [Intentionally Left Blank]

                      IN WITNESS WHEREOF, the parties hereto have executed and delivered this Agreement as of the date first written above.


                                   ADVANCED NMR SYSTEMS, INC.



                                   By:  /s/ Jack Nelson
                                      ---------------------------
                                       Name: Jack Nelson
                                       Title: Chairman and CEO


                                   Address:  Advanced NMR Systems, Inc.
                                             46 Jonspin Road
                                             Wilmington, Massachusetts 01887

                                   Telecopy: (508) 658-3581


                                   GENERAL ELECTRIC COMPANY


                                   By: /s/ Jeffrey R. Immelt
                                      --------------------------
                                       Name: Jeffrey R. Immelt
                                       Title: President of GE Medical
                                              Systems


                                   Address:  General Electric Company
                                             Medical Services Division
                                             3000 North Grandview Blvd.
                                             (P.O. Box 414)
                                             Waukesha, Wisconsin 53188

                                   Telecopy: (414) 544-3573